EX-99.906CERT

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2016 of Sierra Total Return Fund (the “Registrant”).

I, Seth Taube, the Chief Executive Officer of the Registrant, certify that:

(i)	the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic form of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:	March 1, 2017

By:	/s/ Seth Taube
Seth Taube
Chief Executive Officer
(Principal Executive Officer)

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2016 of Sierra Total Return Fund (the “Registrant”).

I, Christopher M. Mathieu, Chief Financial Officer of the Registrant, certify that:

(i)	the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic form of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:	March 1, 2017

By:	/s/ Christopher M. Mathieu
Christopher M. Mathieu
Chief Financial Officer (Principal Financial Officer)